UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
July 11, 2019
Date of Report (Date of earliest event reported)

lululemon athletica inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33608	20-3842867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1818 Cornwall Avenue
Vancouver, British Columbia
Canada, V6J 1C7
(Address of principal executive offices, including Zip Code)
Registrant's telephone number, including area code: (604) 732-6124

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.005 per share	LULU	Nasdaq Global Select Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 11, 2019, the Board of Directors of lululemon athletica inc. appointed Stephanie Ferris as a member of the Board of Directors. Ms. Ferris is the Chief Financial Officer of Worldpay, Inc., a payments technology company. Prior to becoming CFO of Worldpay in 2018, Ms. Ferris was the CFO of Vantiv, Inc., a predecessor to Worldpay, since 2016 and its Deputy CFO since 2015. Ms. Ferris served in several capacities at Vantiv from 2010 to 2015. Earlier in her career, Ms. Ferris was employed in various positions of increasing responsibility of Fifth Third Bancorp, and began her career in public accounting at PricewaterhouseCoopers. Ms. Ferris is a Certified Public Accountant and a graduate of Miami University in Oxford, Ohio. Our Board of Directors believes Ms. Ferris’ extensive experience in corporate finance and accounting will provide significant insight to our Board of Directors.
The Board of Directors increased the size of the board from nine to ten members and appointed Ms. Ferris as a Class III director to fill the newly-created vacancy. Although Ms. Ferris will serve as a member of the class of directors whose terms expire at the 2022 annual meeting of stockholders, our stockholders will have the opportunity to vote on her nomination as a continuing Class III director at the next annual meeting of stockholders.
Ms. Ferris will receive compensation for her service as a director consistent with that of our other non-employee directors. A description of our standard compensation arrangements for non-employee directors is included in our proxy statement filed with the Securities and Exchange Commission on April 24, 2019. We expect Ms. Ferris to enter into our standard form indemnification agreement for non-employee directors, the form of which is filed with the Securities and Exchange Commission as Exhibit 10.16 to our registration statement on Form S-1 dated July 9, 2007.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release issued on July 17, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

lululemon athletica inc.

Dated: July 17, 2019	/s/ PATRICK J. GUIDO
Patrick J. Guido
Chief Financial Officer
(principal financial and accounting officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued on July 17, 2019